SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                              (Amendment No. ____)


Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [_]

Check the appropriate box:

[_]     Preliminary Proxy Statement

[_]     Confidential,  for Use of the  Commission  Only  (as  permitted  by Rule
        14a-6(e))

[X]     Definitive Proxy Statement

[_]     Definitive Additional Materials

[_]     Soliciting material pursuant to " 240.14a-11(c) or " 240.14a-12

                              ORALABS HOLDING CORP.
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required

[_]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

1)      Title of each class of securities to which transaction applies:_________
        ________________________________________________________________________


2)      Aggregate number of securities to which transaction applies:____________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):______________
        ________________________________________________________________________


4)      Proposed maximum aggregate value of transaction:________________________

5)      Total fee paid:_________________________________________________________

[_]     Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)      Amount previously paid:_________________________________________________

2)      Form, Schedule or Registration Statement Number:________________________
        ________________________________________________________________________


3)      Filing party:___________________________________________________________
        ________________________________________________________________________


4)      Date filed:_____________________________________________________________

                              ORALABS HOLDING CORP.
                             18685 East Plaza Drive
                             Parker, Colorado 80134

                             ----------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             ----------------------

                                December 21, 2005

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of ORALABS HOLDING CORP. (the "Company") will be held at the Company's offices at 18685 East Plaza Drive, Parker, Colorado 80134, on Wednesday, December 21, 2005, at 2:00 p.m., for the following purposes:

         1. To elect four Directors;

         2. To ratify the action of the Board of Directors pursuant to the recommendation of the Audit Committee in selecting GHP Horwath, P.C. as the Company's independent registered public accounting firm for the third fiscal quarter ended September 30, 2005 and for the fiscal year ending December 31, 2005; and

         3. To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

         The Board of Directors has fixed the close of business on November 23, 2005 as the record date for determining all stockholders entitled to receive notice of the Annual Meeting and to vote at such meeting or any adjournment(s) thereof.

         The Board of Directors appreciates and welcomes stockholder participation in the Company's affairs. Whether or not you plan to attend the Annual Meeting, please vote by completing, signing and dating the enclosed proxy and returning it promptly to the Company in the enclosed self-addressed, postage-prepaid envelope. If you attend the meeting, you may revoke your proxy and vote your shares in person.

                                             By Order of the Board of Directors,




                                             /s/ Michael I. Friess
                                             -----------------------------------
                                             Secretary
November 23, 2005

                              ORALABS HOLDING CORP.
                             18685 East Plaza Drive
                             Parker, Colorado 80134

                             ----------------------

                                 PROXY STATEMENT

                             ----------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                December 21, 2005


General Information

         This Proxy Statement is furnished to the stockholders of OraLabs Holding Corp., a Colorado corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors") for use at the Annual Meeting of Stockholders of the Company to be held on December 21, 2005, and any adjournment(s) thereof (the "Annual Meeting"). A copy of the notice of meeting, the Company's Annual Report on Form 10-KSB/A for the fiscal year ended December 31, 2004 (which also comprises the Company's Annual Report), the Company's quarterly report on Form 10-QSB for the quarter ended September 30, 2005 and form of proxy statement are first being sent to stockholders on or about November 25, 2005.

         Only stockholders of record at the close of business on November 23, 2005, the record date for the Annual Meeting, will be entitled to notice of and to vote at the Annual Meeting. On the record date, there were issued and outstanding 4,693,015 shares of the Company's Common Stock, par value $.001 per share (the "Common Stock"). Each share of Common Stock entitles the holder to one vote with respect to each of the matters to be voted upon at the Annual
Meeting. The Common Stock is the only class of outstanding securities of the Company entitled to vote at the Annual Meeting.

         Presence in person or by proxy of the holders of 2,346,508 shares of Common Stock will constitute a quorum at the Annual Meeting. Assuming a quorum is present, the affirmative vote of the holders of at least a majority of votes present and entitled to be cast at the Annual Meeting is required for (i) the election of Directors, (ii) the ratification of the selection of GHP Horwath, P.C. as our independent registered public accounting firm for the current fiscal year, and (iii) except as otherwise required by Colorado law or the Company's Articles of Incorporation or Bylaws, any other matters that properly come before the meeting. If a stockholder, present in person or by proxy, abstains on any matter, the stockholder's shares will not be voted on such matter. Abstentions may be specified on all proposals submitted to a stockholder vote other than the election of directors. Abstentions will be counted as present or represented and entitled to vote for purposes of determining the existence of a quorum regarding the proposal on which the abstention is noted, but will not be considered as votes cast in determining whether a matter has been approved by the stockholders. A proxy submitted by a stockholder also may indicate that all or a portion of the shares represented by such proxy are not being voted by such stockholder with respect to a particular matter. This could occur, for example, when a broker is not permitted to vote shares held in street name on certain matters in the absence of instructions from the beneficial owner of the shares.

         If a proxy in the accompanying form is properly executed and returned, the shares represented thereby will be voted as instructed in the proxy. If no instructions are given, the persons named in the proxy intend to vote in favor of (i) the nominees for election as Directors as set forth below and (ii) the ratification of the selection of GHP Horwath, P.C. as our independent registered public accounting firm for the current fiscal year.

         Brokers holding shares in street name, who do not receive instructions, are entitled to vote on the election of Directors and ratification of the appointment of the independent auditors, since such matters are considered to be routine. Since a broker is not required to vote shares held in "street name" in the absence of instructions from the beneficial stockholder, a stockholder's failure to instruct his broker may result in the stockholder's shares not being voted.

         Each proxy granted may be revoked by the person granting it at any time
(i) by giving  written  notice to such effect to the  Secretary  of the Company,
(ii) by execution and delivery of a proxy bearing a later date, or (iii) by attendance and voting in person at the Annual Meeting, except as to any matter upon which, prior to such revocation, a vote shall have been taken pursuant to the authority conferred by such proxy. The mere presence at the Annual Meeting of a person appointing a proxy does not revoke the appointment.


                              ELECTION OF DIRECTORS

Nominees

         The Bylaws of the Company provides that the number of Directors of the Company shall be fixed by resolution of the Board of Directors. Such number currently has been fixed at four persons. At the Annual Meeting, four persons will be elected to the Board of Directors to serve until the next annual meeting and until their successors have been elected and qualify. The persons named as proxies in the accompanying proxy intend to vote FOR these nominees of the Board of Directors or, if any of the nominees should be unable to serve, for such substitute nominee(s) as the Board of Directors then may propose.

         The following table sets forth information about the nominees, each of whom is currently serving as a Director of the Company:

                                                                      Year First
                                                                      Elected to
                                                                       Board of
            Name               Age   Positions with the Company        Directors
            ----               ---   --------------------------        ---------

     Gary H. Schlatter(2)......49    Chief Executive Officer,            1997
                                     President, Director
     Allen R. Goldstone........52    Director(1)                         1997

     Michael I. Friess.........55    Director(1), Secretary              1997

     Robert C. Gust............48    Director(1)                         2000

------------------

(1)  Audit Committee member

(2)  See "Certain Relationships and Related Transactions" below.

         Mr. Schlatter and Mr. Goldstone were elected to their positions in May 1997 upon consummation of the transaction by which the Company's subsidiary, OraLabs, Inc., was acquired by SSI Capital Corp. (the Company's predecessor). Mr. Friess was appointed as a Director on September 8, 1997 and Mr. Gust was elected as a director on May 26, 2000. All directors serve as such until their successors are elected and qualified. No family relationship exists among the Directors or between any of such persons and the Executive Officers of the Company. Mr. Goldstone resigned from the Board on August 24, 1999 and was reappointed to the Board on December 30, 1999.

         Gary H. Schlatter is the founder (in 1990) of the Company's subsidiary, OraLabs, Inc., and has served as the President, Chief Executive Officer, Treasurer and Secretary of the subsidiary since that time. He also serves in the positions listed in the above table with respect to the Company. Mr. Schlatter holds his offices (other than the position of director) pursuant to an employment agreement (see, "Executive Compensation").

         Michael Friess is a self-employed attorney licensed to practice law in the State of Colorado. He was a partner from January 1983 to December 1993 in the New York City law firm of Schulte, Roth & Zabel, where his practice emphasized taxation.

         Allen R. Goldstone is the managing member of Creative Business, LLC, a company that is engaged in business consultation, and he has held that position since 1998 (and prior thereto he was and still serves as president of Creative Business Strategies, Inc., another business consulting firm). Mr. Goldstone has also served as a management consultant since 1988. For calendar year 1997, Mr. Goldstone was an employee of the Company's subsidiary, in which capacity he was in charge of investor relations.

         Robert C. Gust is the co-founder (January 2002) and Partner of Apogee Group, a business brokerage and consulting firm. From April 1997 to December 2001, Mr. Gust was co-founder and Senior Vice-President of Business Development for Protocol Communications, Inc., a Massachusetts company engaged in the business of owning and operating integrated marketing services companies. From June 1993 until the formation of Protocol Communications, Inc., Mr. Gust was Vice-President of Sales (North America) for Indigo America.

         The Board of Directors recommends that stockholders vote FOR the election of each of the nominees named herein.

Additional information with respect to the Board of Directors.

         The Company has a standing Audit Committee consisting of Michael I. Friess, Robert C. Gust and Allen R. Goldstone (who became a member on July 9,
2005). The Audit Committee reviews the consolidated financial statements and independent registered public accounting firm report, including recommendations from the independent registered public accounting firm regarding internal controls and other matters. The Audit Committee held one meeting during fiscal year 2004 to discuss the financial statements to be part of the Company's Form 10-KSB/A for fiscal year 2003, and held one meeting with the Company's independent registered public accounting firm with respect to the Company's Annual Report on Form 10-KSB/A for fiscal year 2004. The meetings were held by telephone conference call.

         The Board of Directors adopted in July 2005 an amended and restated charter for the Audit Committee, which is attached to this Proxy Statement as Appendix A. A report of the Audit Committee is found under the heading "Audit Committee Report" below.

         During the fiscal year ended December 31, 2004, the Board of Directors did not meet in person but met three times by telephone conference, and each Director participated in the meeting. The Board also conferred informally on numerous occasions without a formal meeting.

Audit Committee Report

         The Board of Directors and the Audit Committee believe that the Audit Committee's current member composition (three independent directors) satisfies the rule of the National Association of Securities Dealers, Inc. ("NASD") that audit committee members be "independent directors" as that term is defined by those rules. The Board of Directors has determined that one of the Audit Committee members, Michael I. Friess, is both independent and is an "audit committee financial expert" as that term is used in Item 401 of Regulation S-B. Mr. Friess qualifies as an audit committee financial expert by means of his employment as a tax attorney in New York City as described above.

         In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company. In discharging its oversight responsibilities regarding the audit process, the Audit Committee reviewed and discussed the audited financial statements with the independent registered public accounting firm and with management, discussed with the independent registered public accounting firm the material required to be discussed by Statement on Auditing Standards No. 61 (communications with audit committees), reviewed the written disclosures and the letter from the independent registered public accounting firm required by the Independence Standards Board's Standard No. 1, and discussed with the independent registered public accounting firm their independence.

         Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB/A for the fiscal year ended December 31, 2004, as filed with the Securities and Exchange Commission.

                                                      Audit Committee

                                                      Michael I. Friess
                                                      Robert C. Gust
                                                      Allen R. Goldstone
November 23, 2005

Section 16(a) Beneficial Ownership Reporting Compliance.

         Section 16(a) of the Securities and Exchange Commission requires our directors, executive officers and holders of more than 10% of our common stock to file with the Securities and Exchange Commission reports regarding their ownership and changes in ownership of our securities. The Company believes that during fiscal year 2004, its directors, executive officers and 10% owners complied with all Section 16(a) filing requirements with the following exceptions: directors Friess, Goldstone and Gust each filed a late report with respect to options awarded to each of them in June 2004 under the Company's 1997 Non-employee Directors Option Plan.

Executive Officers and Significant Employees.

         The following table sets forth information about the executive officers and significant employees of the Company:

               Name                   Age        Positions with the Company
               ----                   ---        --------------------------

         Gary H. Schlatter(1).........49         Chief Executive Officer,
                                                 President, Treasurer

         Emile (Red) Jordan...........46         Comptroller,
                                                 Chief Financial Officer/
                                                 Chief Operating Officer
------------
(1) See description of Mr. Schlatter below the table of Nominees to the Board of Directors, above.

         Mr. Jordan has served as the Comptroller of the Company since May 1997. He has served as Comptroller of the subsidiary, OraLabs, Inc. on a full time basis since April 1, 1994. Mr. Jordan is the Chief Operating /Chief Financial Officer of the Company. Mr. Jordan was elected to his position by the Board of Directors of the Company and holds his office at the discretion of the Board of Directors or until his earlier death or resignation.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Gary H. Schlatter, through an affiliated entity, is the owner of the property leased by OraLabs, Inc. (the Company's subsidiary) that serves as the Company's headquarters, manufacturing facility and warehouse facility. The lease expires on September 30, 2006. Prior to the Company's relocation in 2004, Mr. Schlatter individually and an affiliated entity respectively leased the two facilities from which the Company conducted its business. Total rent paid by the Company for rent of those facilities in 2004 was $83,690, plus taxes, utilities and insurance. Rent paid to Mr. Schlatter's affiliated entity in 2004 after the relocation was $446,088, including taxes, utilities and insurance. The Company believes that its rental rate is comparable to that which would be paid to unaffiliated parties, and the Company believes that if the lease is not renewed, the Company could obtain alternative space. Mr. Schlatter was a party to a Stock Exchange Agreement entered into between the Company and NVC Lighting Investment Holdings Limited ("NVC"), under which Mr. Schlatter would acquire sole ownership of the Company's subsidiary in exchange for the Company's redemption of all of the shares of stock owned by him individually in the Company. NVC terminated the Agreement on November 9, 2005.


                      SECURITY OWNERSHIP OF MANAGEMENT AND
                            CERTAIN BENEFICIAL OWNERS

         The following table sets forth, as of November 15, 2005, information regarding the beneficial ownership of Common Stock (i) by each Director (each of whom is a nominee for election at the Annual Meeting), (ii) by each Executive Officer listed in the Summary Compensation table below, (iii) by all Directors and current Executive Officers as a group (five persons), and (iv) by each person or group known by the Company to own beneficially in excess of five percent (5%) of the Common Stock:

           Name and Address                           Amount and Nature of
         of Beneficial Owner(6)                       Beneficial Ownership           Percent of Class
         ----------------------                       --------------------           ----------------

         Gary H. Schlatter                              3,729,350 shares(1)               79.47%(1)
         18685 East Plaza Drive
         Parker, Colorado 80134

         Allen R. Goldstone                              6,250 shares (2)                     *
         5353 Manhattan Circle
         Suite 101
         Boulder, Colorado 80303

         Michael I. Friess                               6,250 shares (3)                     *
         5353 Manhattan Circle
         Suite 101
         Boulder, Colorado 80303

         Robert C. Gust                                  17,250 shares (4)                    *
         7N551 Cloverfield Circle
         St. Charles, IL 60175

         Emile Jordan                                    38,125 shares(5)                     *
         18685 East Plaza Drive
         Parker, Colorado 80134

         All directors and executive                3,797,225 shares1, 2, 3, 4, 5          79.94%
         officers as a group (five persons)

*        Less than one percent

------------------

(1) Includes 100,000 shares held by The Schlatter Family Partnership, of which Gary H. Schlatter and his spouse are the general partners. Mr. Schlatter's spouse may be deemed the beneficial owner of some or all of the shares. Does not include 30,500 shares that Mr. Schlatter's spouse, an employee of the Company, has the right to acquire on November 15, 2005, or within sixty (60) days thereafter, pursuant to outstanding options.

(2) Includes 6,250 shares that he has the right to acquire on November 15, 2005 or within sixty (60) days thereafter, pursuant to outstanding options.

(3) Includes 6,250 shares that he has the right to acquire on November 15, 2005 or within sixty (60) days thereafter, pursuant to outstanding options.

(4) Includes 6,250 shares that he has the right to acquire on November 15, 2005 or within sixty (60) days thereafter, pursuant to outstanding options.

(5) Includes 38,125 shares that he has the right to acquire on November 15, 2005 pursuant to outstanding options.

(6) Unless otherwise noted, the stockholders identified in this table have sole voting and investment power. The sole person known to the Company to be the beneficial owner of more than five percent (5%) of the class of outstanding stock is Gary H. Schlatter, whose address is c/o OraLabs Holding Corp., 18685 East Plaza Drive, Parker, Colorado 80134.

Change in Control.

         The Company does not know of any arrangements, including a pledge by any person of securities of the Company, the operation of which at a subsequent date may result in a change in control of the Company.

                             EXECUTIVE COMPENSATION

         The following table sets forth information regarding compensation for services rendered, in all capacities, awarded or paid to or earned by the Chief Executive Officer of the Company during the last three fiscal years and earned by Emile Jordan in fiscal year 2004. No other executive officer of the Company received a total annual salary and bonus in excess of $100,000 during any of the last three fiscal years.

                           Summary Compensation Table

                                           Annual Compensation                         Long Term Compensation
                                           -------------------                         ----------------------
       Name and                                                                              Shares Under-
  Principal Position       Year     Salary ($)     Bonuses ($)      Other ($)     Other     lying Options
  ------------------       ----     ----------     -----------      ---------     -----     --------------

Gary H. Schlatter, CEO     2004     393,105(1)          0           22,699(3)       0          30,500(1)
                           2003     370,346(1)          0           22,339(3)       0          30,500(1)
                           2002     335,468(1)          0           27,009(2)       0          30,500(1)
Emile Jordan, CFO          2004     109,400             0               0           0          38,125


(1)Includes 30,500 shares underlying 30,500 options granted in the fiscal year ended December 31, 1997 to Mr. Schlatter's spouse, an employee of the Company, under the Company's 1997 Stock Plan and a $10,000 annual salary to the spouse. Beneficial ownership of such securities and spouse's salary is disclaimed by Mr. Schlatter.
(2)Includes expenses for automobiles and related insurance and other automobile expenses, as well as payments made to a company owned by Mr. Schlatter for computer equipment and furniture. (3)Includes expenses for automobiles and related insurance and other automobile expenses.

Standard Compensation Arrangements for Directors

         The directors other than Mr. Schlatter are compensated monthly for services provided as directors. Currently, all three non-employee directors receive $2,000 monthly as directors fees. The Company may modify those arrangements at any time. There were no other arrangements pursuant to which any director of the Company was compensated during the past fiscal year for any service provided as a director. However, the Company has a Non-Employee Director Stock Option Plan under which directors who are not employees are granted (at the time of initial election or appointment to the Board) 10,000 options to purchase common stock and are thereafter granted 2,500 options annually so long as they continue to serve as non-employee directors. All of the options are exercisable at the market price of the common stock at the time of grant and vest proportionately over a four year period.

Agreements with Executive Officers

         The only employment contract between the Company and any executive officer of the Company who received total salary and bonus during fiscal year 2004 in excess of $100,000 is an Amended and Restated Employment Agreement with Gary H. Schlatter. Except for that Agreement as described below, the Company has not entered into any compensatory arrangement pursuant to which any executive officer of the Company will receive payment from the Company as a result of the executive officer's resignation, retirement or termination of employment or as a result of a change in control of the Company. There is no employment contract between the Company and Emile J. Jordan.

         Effective May 1, 2003, the Company's subsidiary, OraLabs, Inc., entered into an Amended and Restated Employment Agreement ("Employment Agreement") with Gary Schlatter. The Employment Agreement extended the term of Mr. Schlatter's employment through April 30, 2006, unless terminated earlier pursuant to the provisions of the Employment Agreement. Under the Employment Agreement, Mr. Schlatter agrees to devote such time and attention to the business of OraLabs, Inc. as may be required to fulfill his duties, which is expected to require a substantial amount of his working time.

         Under the Employment Agreement, Mr. Schlatter is paid a base salary of $392,645 per year for the first twelve (12) months, $431,909 per year for the next twelve (12) months, and $475,100 for the final twelve (12) months. Mr. Schlatter agreed to forego the salary increases payable to him for the second year of the agreement and for the five months commencing May 1, 2005. Bonus compensation is payable to Mr. Schlatter as may be determined by the Board of Directors in its discretion. Mr. Schlatter also is paid or reimbursed for lease and insurance expenses for automobile and cellular telephone expenses. Under the Employment Agreement, Mr. Schlatter has agreed that during its term and for a period of one (1) year thereafter, he will not participate in any business competitive to that of the business of OraLabs, Inc., except with respect to limited passive investments, and that he will never disclose or utilize any trade secrets or proprietary information of OraLabs, Inc. except within the scope of his employment.

         Under specified circumstances involving a change in control, Mr. Schlatter may terminate the Employment Agreement and receive a lump sum payment equal to all of the compensation to which he otherwise would have been entitled had the Employment Agreement remained in effect for its entire term.

                        SELECTION OF INDEPENDENT AUDITORS

         The Board of Directors has selected GHP Horwath, P.C. as the independent registered public accounting firm to audit the books and accounts of the Company for the current fiscal year. GHP Horwath, P.C. was retained as the independent registered public accounting firm on November 17, 2005. A representative of GHP Horwath, P.C. is expected to attend the Annual Meeting and will be available to respond to appropriate questions.

         Ehrhardt Keefe Steiner & Hottman P.C. ("EKS&H") was the Company's independent registered public accounting firm during calendar year 2005, through November 16, 2005. On November 16, 2005, EKS&H notified the Company that it resigned as the Company's independent registered public accounting firm. The decision to retain the new accountants was recommended and approved by the Company's audit committee and Board of Directors.

         EKS&H's report on the Company's financial statements for the fiscal years ended December 31, 2004 and December 31, 2003 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's fiscal years ended December 31, 2004 and 2003, and the subsequent interim periods preceding EKS&H's resignation, there were not disagreements between the Company and EKS&H on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EKS&H, would have caused EKS&H to make reference to the subject matter of the disagreement(s) in connection with their report, nor were there any reportable events as defined in Item 304(a)(1)(iv)(B) of Regulation S-B. A representative of EKS&H is not expected to be present at the Annual Meeting.

         The following table presents fees for professional audit services rendered by the Company's previous independent registered public accounting firm, EKS&H, for the audit of our annual financial statements for the years ended December 31, 2004 and December 31, 2003, and the reviews of the financial statements included in each of our quarterly reports on Form 10-QSB during the fiscal years ended December 31, 2004 and 2003:

                                      2004                     2003
Audit Fees                          $65,500                  $62,000
Audit-Related Fees                     $0                       0
Tax Fees                               $0                       0
All Other Fees                         $0                      $0

Audit Fees are fees incurred in connection with the audit of the Company's consolidated annual financial statements and the review of financial statements in the Company's quarterly reports on Form 10-QSB. All Other Fees are incurred for services other than those described above. The Audit Committee will pre-approve the performance by its independent registered public accounting firm of any services other than those relating to the audit or review of the Company's financial statements, but no other services are anticipated at this time.

         The Board of Directors recommends that the stockholders vote FOR approval of the selection of GHP Horwath, P.C. as the Company's independent registered public accounting firm.


                 STOCKHOLDERS PROPOSALS FOR NEXT ANNUAL MEETING

         The Company typically holds its Annual Meeting of Stockholders during the last ten days of May, but the meeting was delayed in 2005. Therefore, stockholders of the Company wishing to include proposals in the proxy material relating to the Annual Meeting of Stockholders of the Company in 2006 must submit the same in writing so as to be received at the principal executive office of the Company (to the attention of the Secretary) on or before February 28, 2006, which is a reasonable time before the Company begins to print and mail its proxy materials, for such proposal to be considered for inclusion in the proxy statement for such meeting. Such proposals must also meet the other requirements of the rules of the Securities and Exchange Commission relating to stockholder proposals.

         Stockholders who wish to submit any items of business to be addressed at an annual meeting of stockholders (rather than include the item in the proxy material) must make the submission in a timely manner as provided in the Company's Amended and Restated Bylaws. The Bylaws provide that only timely submissions of business items will be considered as proper business at the meeting. To be timely, a stockholder's written submission must generally be delivered to or mailed and received at, the principal business offices of the Company at least sixty (60) days in advance of the date that the Company's proxy statement was released to stockholders in connection with the previous year's annual meeting of stockholders. However, because of the delay in the 2005 meeting, the deadline for submissions of business items for the 2006 annual meeting will be February 20, 2006, which is consistent with the deadline that typically has applied for the Company's Annual Meeting of Stockholders held in late May each year. The Bylaws also specify what must be included in the written notice of submission in order for the submission to be considered timely and to be considered proper business to be conducted at the annual meeting.

                                  OTHER MATTERS

         The Board of Directors does not know of any other business to be presented for consideration at the Annual Meeting. If other matters properly come before the Annual Meeting, the persons named in the accompanying proxy intend to vote thereon in accordance with their best judgment.

         The Company's Annual Report on Form 10-KSB/A for the fiscal year ended December 31, 2004 accompanies this Proxy Statement and constitutes the Company's Annual Report to stockholders. Also attached is the Company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 2005. Copies of any exhibits thereto will be furnished to any stockholder of the Company upon the payment of a reasonable duplicating charge. Written requests for any exhibit should be directed to OraLabs Holding Corp., 18685 East Plaza Drive, Parker, Colorado 80134, Attention: Investor Relations.


                            SOLICITATION AND EXPENSES

         The Company will bear the cost of the Annual Meeting and the cost of soliciting proxies, including the cost of mailing the proxy materials. In addition to solicitation by mail, Directors, officers and regular employees of the Company (who will not be specifically compensated for such services) may solicit proxies by telephone or otherwise. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxies and proxy material to their principals and the Company will reimburse them for their expenses.

                                            By Order of the Board of Directors,


                                            /s/ Gary H. Schlatter
                                            ------------------------------------
                                            Gary H. Schlatter,
                                            Chairman of the Board
November 23, 2005

                                   APPENDIX A
                                   ----------

                  Amended and Restated Audit Committee Charter
              As amended by the Board of Directors on July 9, 2005

I.        Purpose

     The primary purpose of the OraLabs Holding Corp. (the "Company") Audit Committee (the "Committee") is to assist the Board of Directors of the Company (the "Board") in fulfilling its oversight responsibilities to its stockholders and to the investment community by reviewing:

          o the financial reports and other financial information provided by the Company to its stockholders, to any governmental body or to the public;

          o the Company's systems of internal accounting and financial controls and disclosure controls and procedures;

          o    the  Company's  auditing,   accounting  and  financial  reporting
               processes generally;

          o the independence, qualifications and performance of the Company's independent registered public accounting firm; and

          o    any  legal   compliance  and  ethics   programs   established  by
               management and/or the Board.

     An additional purpose of the Committee is to establish procedures for: (i) the receipt, retention and treatment of certain complaints; and (ii) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

     The  Committee  will  maintain  free  and  open  communication   among  the
Committee, the Company's independent registered public accounting firm and management of the Company.

II.       Composition

          o The Committee will be appointed by the Board and may be removed or replaced, from time to time, by the Board. The Committee shall be comprised of at least three directors, all of whom shall be "independent" as defined by the applicable rules of The NASDAQ SmallCap Market ("NASDAQ"), the Securities Exchange Act of 1934 (the "Exchange Act"), the Sarbanes-Oxley Act of 2002 ("Sarbanes") and the rules and regulations of the Securities and Exchange Commission (the "Commission"). Each Committee member must also be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

          o The Chairman of the Committee shall be appointed by the Board or, if not appointed by the Board, shall be appointed by the Committee.

          o All members of the Committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, statement of cash flows and statement of changes in stockholders' equity. When required by applicable Commission rules, at least one member of the Committee shall be an "Audit Committee Financial Expert" as defined by Sarbanes and applicable Commission rules, or the Company shall disclose in its filings that it does not have an "Audit Committee Financial Expert" on the Committee.

          o    The Board shall determine the compensation of Committee members.

III.      Procedures and Administration

          A.   Meetings

     The Committee shall meet at least quarterly. The Committee shall meet whenever it deems a meeting necessary with management and/or the independent registered public accounting firm, or in separate executive sessions, to discuss any matters that the Committee or either of these groups believes should be discussed privately. The Committee may meet by telephone and may delegate specific functions to one or more of its members. The Committee shall keep such records of its meetings, including minutes, as it deems appropriate.

          B.   Investigations

     In discharging its oversight role, the Committee is authorized: (i) to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company; and (ii) to retain outside counsel or other advisers for this purpose. The Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Committee or any advisors engaged by the Committee. The Committee shall have the authority to engage and determine funding for such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Committee is empowered, without further action by the Board, to cause the Company to pay the compensation of such advisors as established by the Committee.

IV.       Responsibilities and Duties

     To fulfill its purpose, the Committee shall:

          A.   Review Charter and Financial Statements

               1. At least annually, review and reassess this Charter, and recommend changes to the Board as appropriate or as conditions require.

               2. Review the Company's annual financial statements and any report of other financial information submitted to the stockholders, any governmental body or the public, including any certification, report, opinion or review rendered by the Company's independent registered public accounting firm.

     The Committee is not responsible for preparing the Company's financial statements or auditing those financial statements. The Committee's responsibility is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the independent registered public accounting firm are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, including any internal audit staff, as well as the independent registered public accounting firm , have more time, knowledge and more detailed information about the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the independent registered public accounting firm's work.

          B.   Independent Registered public accounting firm

               1. Appoint the independent registered public accounting firm. The Committee shall have the sole authority to appoint, determine funding for and oversee the Company's independent registered public accounting firm. The Committee shall have the sole authority to approve all audit engagement fees and terms. On an annual basis, the Committee should review and discuss with the independent registered public accounting firm its written statement concerning all relationships the independent registered public accounting firm has with the Company to determine whether such relationships might impact the objectivity and independence of the independent registered public accounting firm. The Committee should report to the Board whether the provision of permitted non-audit services by the independent registered public accounting firm is compatible with maintaining the independent registered public accounting firm's independence from management.

               2. Set the compensation of the independent registered public accounting firm and cause the Company to pay the compensation of the independent registered public accounting firm established by the Committee.

               3. Pre-approve all audit services, and to the extent permitted by law, all non-audit services provided by the independent registered public accounting firm, as well as the fees and terms for providing such services. The Committee may delegate pre-approval authority to a member of the Committee. In that event, the decisions of any Committee member to whom pre-approval authority is delegated must be presented to the full Committee at its next scheduled meeting. Pre-approval of non-audit services is not required if (a) the aggregate amount of non-audit services is less than five percent (5%) of the total amount paid by the Company to the independent registered public accounting firm during the fiscal year in which the non-audit services are provided; and (b) such services are promptly brought to the attention of the Committee and, prior to completion of the audit, are approved by the Committee or by one or more Committee members who have been delegated authority to grant approvals.

               4. Review the performance of the independent registered public accounting firm and either retain or terminate the independent registered public accounting firm when circumstances warrant.

               5. Obtain assurance from the independent registered public accounting firm that they have complied with their obligation to report fraud that has come to their attention in connection with their audit of the financial statements of the Company.

          C.   Controls and Procedures

               1. Oversee the Company's internal accounting controls; disclosure controls and procedures; and code of ethics and conduct.

               2. Consider and review with the independent registered public accounting firm and management the adequacy of the Company's internal controls and any related significant findings and recommendations of the independent registered public accounting firm, together with management's responses thereto.

               3. Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (b) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

          D.   Financial Reporting Process

               1. In consultation with the independent registered public accounting firm, review the adequacy of the Company's financial disclosure and reporting processes, including any significant risks and uncertainties with respect to the quality, accuracy and completeness of the Company's financial disclosure and reporting processes.

          E.   Systems and Conflicts

               1. While the fundamental responsibility for the Company's financial statements and disclosures rests with management and the independent registered public accounting firm, the Committee will review: (a) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; and (b) analyses prepared by management or the independent registered public accounting firm setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements.

               2. Review and discuss with the independent registered public accounting firm any significant disagreement between management and the independent registered public accounting firm with regard to the preparation of the financial statements.

               3. Review with the independent registered public accounting firm and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

          F.   Review of Financial Statements and Information

               1. Review and discuss with the Company's management and independent registered public accounting firm prior to disclosure the Company's audited financial statements and the Company's interim unaudited financial statements.

               2. Prepare for inclusion where necessary in a proxy or information statement of the Company relating to an Annual Meeting of Stockholders at which directors are to be elected (or special meeting or written consents in lieu of such meeting), any report from the Committee required by applicable law and rules.

          G.   Miscellaneous

               1. Review such other reports, adopt such other policies and implement such other procedures as shall be necessary to comply with the rules and regulations that may, from time to time, be established by the Commission.

This charter has been adopted by resolution of the Board of Directors effective July 9, 2005.

                              ORALABS HOLDING CORP.

                     PROXY SOLICITED ON BEHALF OF COMPANY'S
                               BOARD OF DIRECTORS
                         ANNUAL MEETING OF STOCKHOLDERS
                                December 21, 2005

         The undersigned  hereby appoints as proxies Gary H. Schlatter,  Michael
I. Friess and Allen R. Goldstone and each of them (with power of substitution) to vote for the undersigned all shares of common stock of the undersigned at the annual meeting of stockholders and any adjournment thereof with all the power the undersigned would have if personally present. The shares represented will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals.

         PLEASE INDICATE YOUR VOTE BY AN "X" IN THE APPROPRIATE BOX BELOW

-------------------------------------------------------------------------------------------

1. ELECTION OF DIRECTORS                            [_]            [_]            [_]
   (Instructions:  To withhold authority to       FOR ALL        FOR ALL        WITHHOLD
   vote for an individual nominee, strike a                      EXCEPT         AUTHORITY
   line through the nominee's name in the                                       FOR ALL
   list below and mark center box to right.)
-------------------------------------------------------------------------------------------

Nominees:   Gary H. Schlatter, Allen R. Goldstone, Michael I. Friess and Robert C. Gust

-------------------------------------------------------------------------------------------

2. Proposal to ratify the selection of GHP          [_]            [_]            [_]
   Horwath, P.C. as the independent                 FOR          AGAINST        ABSTAIN
   registered public accounting firm for
   the third fiscal quarter ended September 30, 2005
   and for the fiscal year ended December 31, 2005
-------------------------------------------------------------------------------------------


         In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the Annual Meeting of Stockholders and at any adjournment(s) thereof. The Board of Directors at present knows of no other business to be presented by or on behalf of the Company or the Board of Directors at the Annual Meeting of Stockholders.




-----------------------------------
Signature

-----------------------------------
Name (Please print)

Date: ______________________________




-----------------------------------
Signature if Held Jointly

-----------------------------------
Name (Please print)

Date: ______________________________